Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 8, 2008 by and among POST APARTMENT HOMES, L.P. (the “Borrower”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).
     WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of April 28, 2006 (as in effect immediately prior to the date hereof, the “Credit Agreement”) and the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:
     (a) The Credit Agreement is hereby amended by restating subsection (e) of Section 9.1 in its entirety as follows:
     (e) Gross Asset Value of Borrower and Subsidiary Guarantors. The ratio of (i) Gross Asset Value attributable only to the Borrower and its Subsidiaries that are Guarantors to (ii) Gross Asset Value determined exclusive of assets that are owned by Excluded Subsidiaries or by other Subsidiaries or Unconsolidated Affiliates that are prohibited from guaranteeing the Indebtedness of another Person pursuant to any document, instrument or agreement evidencing Secured Indebtedness of such Subsidiaries or Unconsolidated Affiliates, to be less than 0.80 to 1.00 at any time.
     (b) The Credit Agreement is hereby amended by deleting the incorrect references to “Section 9.1(g) or Section 9.1(h)” in Section 7.12(b)(ii) and replacing it with the correct references to “Section 9.1(e) or Section 9.1(f)”.
     (c) The Credit Agreement is hereby amended by deleting the incorrect reference to “Section 9.6” in Section 7.12(c) and replacing it with the correct reference to “Section 9.7”.
     Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:
     (a) a counterpart of this Amendment duly executed by the Borrower and the Requisite Lenders;
     (b) a Reaffirmation of Obligations duly executed by each Guarantor, in the form of Exhibit A attached hereto;

     (c) evidence of the payment of the fee described in Section 6 below, and of all other fees and expenses payable to the Agent in connection with this Amendment; and
     (d) such other documents, instruments and agreements as the Agent may reasonably request.
     Section 3. Representations. The Borrower represents and warrants to the Agent and the Lenders that:
     (a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the sole general partner of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.
     (b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.
     (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.
     Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except for (i) representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (ii) changes in factual circumstances not prohibited under the Loan Documents.
     Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     Section 6. Working Fee. The Borrower agrees to pay to the Agent for the account of each Lender executing and delivering this Amendment a fee equal to $5,000.
     Section 7. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
     Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
     Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
     Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

POST APARTMENT HOMES, L.P.
By:	Post GP Holdings, Inc., its sole general partner

By:	/s/ Christopher J. Papa
	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer

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Credit Agreement with Post Apartment Homes, L.P.]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and Agent
By:	/s/Amit Khimji
	Name:	Amit Khimji
	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

JPMORGAN CHASE BANK, N.A.
By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ David A. Buck
	Name:	David A. Buck
	Title:	Senior Vice President

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SUNTRUST BANK
By:	/s/ W. John Wendler
	Name:	W. John Wendler
	Title:	Senior Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Robin Terry
	Name:	Robin Terry
	Title:	AVP

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Credit Agreement with Post Apartment Homes, L.P.]

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Chad McMasters
	Name:	Chad McMasters
	Title:	SVP

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Credit Agreement with Post Apartment Homes, L.P.]

REGIONS BANK
By:	/s/ Kerri Raines
	Name:	Kerri Raines
	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

US BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

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Credit Agreement with Post Apartment Homes, L.P.]

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ J.T. Johnston Coe
	Name:	J.T. Johnston Coe
	Title:	Managing Director

By:	/s/ Perry Forman
	Name:	Perry Forman
	Title:	Director

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Credit Agreement with Post Apartment Homes, L.P.]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ John Feeney
	Name:	John Feeney
	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

MIDFIRST BANK, a federally chartered savings association
By:	/s/ Darrin Rigler
	Name:	Darrin Rigler
	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ John Hogan
	Name:	John Hogan
	Title:	Authorized Signatory

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Credit Agreement with Post Apartment Homes, L.P.]

COMERICA BANK
By:	/s/ James Graycheck
	Name:	James Graycheck
	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

THE NORTHERN TRUST COMPANY
By:	/s/ Carol B. Conklin
	Name:	Carol B. Conklin
	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

FIRST COMMERCIAL BANK, NEW YORK AGENCY
By:
Name:
Title:

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Credit Agreement with Post Apartment Homes, L.P.]

CHANG HWA COMMERCIAL BANK, LTD., New York Branch
By:	/s/ Jim C.Y. Chen
	Name:	Jim C.Y. Chen
	Title:	Vice President & General Manager

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PEOPLE’S UNITED BANK
By:	/s/ Maurice Fry
	Name:	Maurice Fry
	Title:	Vice President

EXHIBIT A

REAFFIRMATION OF OBLIGATIONS
     Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) reaffirms its continuing obligations owing under the Guaranty dated as of April 26, 2006, executed and delivered by the Guarantors (the “Guaranty”) and (b) agrees that the Second Amendment to Amended and Restated Credit Agreement dated the date hereof (the “Amendment”) amending the Amended and Restated Credit Agreement dated as of April 26, 2006 by and between Post Apartment Homes, L.P., the Lenders party thereto (the “Lenders”), Wachovia Bank, National Association, as Agent (the “Agent”) and the other parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and the transactions contemplated by the Amendment do not in any way affect the validity or enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.
     Each of the Guarantors represents and warrants to the Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation of Obligations has been authorized by all requisite action on the part of such Guarantor and will not violate such Guarantor’s organizational or governing document.
     Each of the Guarantors further agrees that references to the Credit Agreement contained in any Loan Document (as defined in the Credit Agreement) shall be deemed to be references to the Credit Agreement, as amended by the Amendment.
     This Reaffirmation of Obligations shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.
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     IN WITNESS WHEREOF, each of the undersigned have duly executed and delivered this Reaffirmation of Obligations as of September 8, 2008.

POST PROPERTIES, INC.

By:	/s/ Christopher J. Papa

Name:	Christopher J. Papa
Title:	Executive Vice President and Chief Financial Officer

POST GP HOLDINGS, INC.

By:	/s/ Christopher J. Papa

Name:	Christopher J. Papa
Title:	Executive Vice President and Chief Financial Officer

POST LP HOLDINGS, INC.

By:	/s/ Christopher J. Papa

Name:	Christopher J. Papa
Title:	Executive Vice President and Chief Financial Officer

POST FB I, LIMITED PARTNERSHIP, a Georgia limited partnership

By:	Post FB Acquisition GP I, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/s/ Christopher J. Papa

			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

POST FB II, LIMITED PARTNERSHIP, a Georgia limited partnership

By:	Post FB Acquisition GP II, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/s/ Christopher J. Papa

			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

AUSTIN BC, L.P., a Georgia limited partnership

By:	BC Austin GP, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/s/ Christopher J. Papa

			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer
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PBP LAKE SUSANNAH APARTMENT LAND, LLC, a Georgia limited liability company

By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

	By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

		By:	/s/ Christopher J. Papa

		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

PARK LAND DEVELOPMENT, LLC, a Georgia limited liability company

By:	Post Park, LLC, a Georgia limited liability company, its managing member

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/s/ Christopher J. Papa

			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer
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PBP LAKE SUSANNAH CONDO LAND, LLC, a Georgia limited liability company

By:	Post Services, Inc., a Georgia corporation, its sole member

	By:	/s/ Christopher J. Papa

	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer

POST EASTSIDE LIMITED PARTNERSHIP, a Georgia limited partnership

By:	Post Eastside Acquisition GP, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/s/ Christopher J. Papa

			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

PBP BLOCKS 206/207, LLC, a Georgia limited liability company

By:	Post Services, Inc., a Georgia corporation, its sole member

	By:	/s/ Christopher J. Papa

	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer
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PBC APARTMENTS, LLC, a Georgia limited liability company

By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

	By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

		By:	/s/ Christopher J. Papa

		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

ALEXANDER CONDOMINIUM DEVELOPMENT I, LLC, a Georgia limited liability company

By:	Post Services, Inc., a Georgia corporation, its sole member

	By:	/s/ Christopher J. Papa

	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer
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POST MIDTOWN SQUARE, L.P., a Georgia limited partnership

By:	Post Midtown Square GP, LLC, a Georgia limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/s/ Christopher J. Papa

			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

POST-AMERUS RICE LOFTS, L.P., a Georgia limited partnership

By:	Rice Lofts, L.P., a Texas limited partnership, its sole general partner

	By:	Post Rice Lofts, LLC, a Texas limited liability company, its sole general partner

		By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

			By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

				By:	/s/ Christopher J. Papa

				Name: Title:	Christopher J. Papa Executive Vice President and Chief Financial Officer
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PMBC AUSTIN LIMITED PARTNERSHIP, a Georgia limited partnership

By:	Austin BCPM Acquisition LLC, a Delaware limited liability company, its sole general partner

	By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

		By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

			By:	/s/ Christopher J. Papa

			Name:	Christopher J. Papa
			Title:	Executive Vice President and Chief Financial Officer

POST ALEXANDER, LLC, a Georgia limited liability company

By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

	By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

		By:	/s/ Christopher J. Papa

		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer
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PBP APARTMENTS, LLC, a Georgia limited liability company

By:	Post Apartment Homes, L.P., a Georgia limited partnership, its sole member

	By:	Post GP Holdings, Inc., a Georgia corporation, its sole general partner

		By:	/s/ Christopher J. Papa

		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

SOHO CONDOMINIUM DEVELOPMENT, LLC, a Georgia limited liability company

By:	Post Services, Inc., a Georgia corporation, its sole member

	By:	/s/ Christopher J. Papa

	Name:	Christopher J. Papa
	Title:	Executive Vice President and Chief Financial Officer